UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 8, 2014
Date of Report (Date of earliest event reported)

NORD RESOURCES CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation)	001-08733 (Commission File Number)	85-0212139 (IRS Employer Identification No.)

1 West Wetmore Road, Suite 203 Tucson, Arizona (Address of principal executive offices)	85705 (Zip Code)

520-292-0266
Registrant's telephone number, including area code

Not applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS
Item	Description
8.01	Other Events.

SECTION 8 - OTHER EVENTS

Item 8.01. Other Events.

Nord Resources Corporation (the "Company") is a Delaware corporation with its shares of common stock registered under Section 12(g) of the United States Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Company is also a reporting issuer under the Securities Acts of the Provinces of British Columbia and Ontario, Canada, and is therefore required to file with the British Columbia Securities Commission (the "BCSC") and the Ontario Securities Commission, among other things, audited annual financial statements and interim financial statements together with, in each case, the related management's discussion and analysis, and the officer certifications required by Canadian National Instrument 52-109 - Certification of Disclosure in Issuer's Annual and Interim Filings.

As a U.S. domestic company subject to the reporting requirements of section 13(a) of the Exchange Act and the rules promulgated thereunder, the Company is permitted to satisfy these Canadian filing requirements by filing with the BCSC and the OSC via the System for Electronic Document Analysis and Retrieval (commonly referred to as SEDAR), the Company's annual reports on Form 10-K, the Company's quarterly reports on Form 10-Q, and the related officer certifications required by sections 302 and 906 of the Sarbanes-Oxley Act of 2002.

Due to having insufficient funds for payments to, among others, the independent registered public accounting firm that audits the Company's annual consolidated financial statements and reviews the Company's quarterly consolidated financial statements, the Company has been unable to complete its:

  Annual Report on Form 10-K for the year ended December 31, 2013; and

  its Quarterly Report on Form 10-Q for the period ended March 31, 2014.

British Columbia Cease Trade Order

On May 8, 2014, the BCSC issued a cease trade order (the "BC CTO"), which is limited to the Province of British Columbia, in respect of the Company's securities for failure of the Company to file its audited annual financial statements for the financial year ended December 31, 2013 and the related management's discussion for the year ended December 31, 2013. The BC CTO requires that all trading in the Company's securities must cease until: (a) the Company files the required records with the BCSC, and (b) the Executive Director of the BCSC revokes the cease trade order.

The BC CTO expressly provides that, despite the BC CTO, a beneficial shareholder of the Company who is not, and was not at the date of the BC CTO, an insider or control person of the Company, may sell securities of the Company acquired before the date of the BC CTO, if:

  the sale is made through a market outside Canada, and

  the sale is made through an investment dealer registered in British Columbia.

Ontario Cease Trade Order

On June 2, 2014, the OSC issued a cease trade order (the "ON CTO"), which is limited to the Province of Ontario, in respect of the Company's securities for failure of the Company to file its audited annual financial statements for the financial year ended December 31, 2013, the related management's discussion for the year ended December 31, 2013, and the officer certifications. The ON CTO requires that all trading in the Company's securities must cease until further order by the Director of the OSC.

The Company does not expect that the BC CTO and the ON CTO will be revoked until the outstanding annual and quarterly filings are made with BCSC and the OSC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
NORD RESOURCES CORPORATION
DATE: June 6, 2014	By: /s/ Wayne M. Morrison Wayne M. Morrison Chief Executive Officer and Chief Financial Officer